JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

"Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings.

This presentation includes non-GAAP financial measures where indicated. These non-GAAP financial measures complement the Company's consolidated financial statements presented in accordance with GAAP. However, these non-GAAP financial measures are not intended to supercede or replace the Company's GAAP results.

A detailed reconciliation of historical GAAP results to the historical non-GAAP results is provided in the "Non-GAAP Condensed Consolidated Statement of Operations" schedule to our news release announcing the financial results of the first quarter of fiscal 2004. A discussion of the GAAP measures excluded from the forward-looking non-GAAP measures is provided in the "Business Outlook" paragraph of the news release. The news release is located in the Investor Relations section of our web site at www.jdsu.com.

Agenda

- Promising market
- JDS Uniphase well-positioned for growth
- Focus on fundamentals
  - Transition
  - Deliberate choices
  - Improving financials
    - Revenue stabilizing
    - Losses decreasing
    - Driving toward profitability



JDS Uniphase

You will probably use 25 JDS Uniphase products today and not even know it



ULTRA LASER
JDS Uniphase
JDS Uniphase

JDS Uniphase

You will probably use 25 JDS Uniphase products today and not even know it

When you use the telephone, access the Internet, enjoy home theater, use the new $20 bill, you are likely using optical technology from JDS Uniphase







JDS Uniphase

JDS Uniphase

We are specialists in applying the science of light to dramatic transitions in communications technology and visual experience.



A Picture AND a Thousand Words



Trends:

- Narrowband to broadband
- Audio to visual experiences

The Transition Toward Visual

A picture and a thousand words


Speaking
100-150 wpm
2 B/s (est)
Reading
250-300 wpm
5 B/s (est)
Visual
Capacity of retina
10,000 B/s

Method	Telephone	Text	Digital Image	Digital Video
Transfer time	7.5 minutes	seconds	seconds	Real-time
Amount of data	3.6 MB (@ 64 Kb/s)	10 KB	100 KB -1 MB	1-10 Mb/s

The Transition Toward Visual

Cell phones with photo capability



- Sales of camera-phones projected to reach 150 million units by 2005
- 30 million users in Japan
- Web-based photo sharing has registered tenfold month over month growth rates

Source: October 2003 Future Image, Inc.

The Transition Toward Visual

Online gaming




(PETABITS/DAY)
Total Worldwide Data Transfers for Online Gaming
600
400
200
0
2002
2003
2004
2005
2006
2007

Source: In-Stat/MDR March 2003

JDS Uniphase

The Transition Toward Visual



Worldwide Traffic Volume
(petabits/day)
6000
5000
4000
3000
2000
1000
0
2002
2003
2004
2005
2006
2007

Source: IDC March 2003

Organization

JDS Uniphase

Fiberoptic Communications

- Subsystem Products
- Transmission Products
- Component Products

Thin Film Products

- Commercial Lasers
- Optical Pigments
- Coated Optics

Fiberoptic Communications

The broadest portfolio of products in the industry

- Subsystem Products
- Transmission Products
- Component Products

Components, modules and subsystems for Telecom, Datacom and CATV


JDS Uniphase

Transmission • Mux/Demux • Add/Drop • Amplification • Switching • Optical Monitoring

JDS Uniphase

Fiberoptic Communications

	Today	Tomorrow
Subsystem Products	Instrumentation, Network Ready Products, amplifiers, card-level products	Circuit packs, smart modules, customer-driven systems
Transmission Products	Telecom and datacom modules, CATV & specialty products	Intelligent modules, cost-reduced, smaller datacom products
Component Products	High power lasers, waveguides, transmission components, passive components	Monolithic integration






JDS Uniphase

JDS Uniphase

Fiberoptic Network Status


Long Haul
Metro
Submarine
Storage Devices
Storage Area Networks
Fibre Channel Hubs
Fibre Channel Switch
Metro
FTTP
Enterprise
Cross Connect

JDS Uniphase

Fiberoptic Network Coverage

JDS Uniphase has offerings in over 80% of the network tiers

		Submarine	LH/UH	Cross Connect	Metro DWDM	Metro Sonet	Metro-Access	Enterprise	Storage	FTTP
Transmission Products	Transceiver		Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
	Transponder	No	Yes	Yes	Yes	Yes	Yes			
	CATV TX		Yes				Yes			Yes
	CATV EDFA		Yes				Yes			Yes
	CATV RX		Yes				Yes			
Subsystem Products	Wavelength Mgmt		Yes	No	Yes		Yes			
	Amplifiers	No	Yes	No	Yes	Yes	Yes			No
	Circuit Packs		Yes			Yes				
	NRP				Yes	Yes	Yes	Yes	No	
	Instrumentation							Yes	Yes	
Component Products	DWDM/OADM	No	Yes							Yes
Passive	CWDM/OADM	No	Yes				No			
	OA Components	Yes	Yes	Yes	Yes	Yes	Yes			No
Active	Source Laser		Yes		Yes	Yes	No	No	No	No
	Pump Laser	Yes	Yes		Yes					
	Detector	Yes	Yes		Yes	Yes	Yes	No		No
	Modulators	Yes	Yes		Yes					

JDS Uniphase Offerings

No JDS Uniphase Offerings

JDS Uniphase

Technology Convergence

Telecom Offers

- Higher data rates
- Longer reach
- 1550 nm wavelength
- SONET compliance

Datacom Offers

- Smaller form factor pluggable
- Lower cost, higher volumes
- Hot Swappability


JDS Uniphase
Multi-Rate SFP Transceiver - SR1
CT2-MS1LBTD30C0
Made in USA 1310nm
TX RX

Multi-Rate SFP Transceiver

Organization

JDS Uniphase

Fiberoptic Communications

- Subsystem Products
- Transmission Products
- Component Products

Thin Film Products

- Commercial Lasers
- Optical Pigments
- Coated Optics

Thin Film Products

Applying optical technology to serve a diverse set of growing markets


Jupiter - G Impact Site

Biomedical/ Environmental Instrumentation

Aerospace/ Defense

Display

Security/ Authentication

Decorative

Thin Film Products

	Today	Tomorrow
 Commercial Lasers	Solid-state, gas, fiber and diode lasers used in biotechnology, biohazard detection, graphics and imaging, semiconductor, and materials processing	DPSS
 Optical Pigments	Light interference pigments for color shifting characteristics used in security products & decorative surface treatments	Distribution expansion
 Coated Optics	Optical components and front surface mirrors for displays Optical filters for medical instruments Infrared filters, beam splitters a optical sensors for aerospace	Integrated assemblies

JDS Uniphase

Market and Business Growth


Vertical Opportunities
Thin Film Products
Fiberoptic Communications
Customer-Specific Integration
Laser Marking System
Light Engines
Circuit Packs
Test & Measurement
DPSS Lasers
Labels & Packaging
Mirrors & Optics
Transmission Modules
Tunables
Diode Lasers
Optically Variable Pigments
Optical Coatings
Core Optical and Components
Optical Datacom
Adjacencies
Horizontal Opportunities
Horizontal Opportunities
Distribution
• International
• After Market

JDS Uniphase

Focus on Fundamentals

- Transition proceeding smoothly
- Deliberate choices about financial and operational structure
- Stabilizing revenue, net loss decreasing
- Profitability and positive cash flow, positioning for growth
- Unique cash position
- Achieved reasonable predictability despite tumultuous environment



JDS Uniphase

Company Transition

A series of deliberate choices…

Organizational Clarity

One independent chairman

One leader

One headquarters

Operational Intent

Market driven
→ Customer driven

Reacting to market decline
→ Poised for market stabilization

Amalgamation of companies
→ New young company,
clear culture, customer-focused,
conservative governance

How We Are Responding to Market Conditions

Market Condition	JDS Uniphase Response
Market size has decreased	**Position for future growth**
• Consolidation, concentrated base • Cash flow slower, cycle time longer • Procurement-oriented • Volumes up, ASPs declining • Gross margin tension	• Strengthen customer relationships • Financial strength, supply chain mgmt • Bundled, volume contracts, improve quality • Increase efficiency, reduce COGS • Customer-base expansion • Increase $ concentration per customer • Consolidate company cost structure

How We Are Responding to Market Conditions

Market Condition	JDS Uniphase Response
Market size has decreased	Position for future growth
Overcapacity • Regional • Parts of the network • Time required to purge • Inventories are aging technologies	Work w/ customers to reduce inventory • Adapt to variations across regions • Shift from LH core to edge markets • Reduce lead times • Develop new tech to reduce costs

How We Are Responding to Market Conditions

Market Condition	JDS Uniphase Response
Market size has decreased	Position for future growth
Overcapacity	Work w/ customers to reduce inventory
Leading indicators	RFP/Design win activity

Customer-Focused Culture

- In everything we do, first ask, "What is best for the customer?"
- Compensation tied to customer satisfaction and product quality
- Continue a design-win focus
- Create value our customers cannot find elsewhere
- Create customer "critical account" intensity



JDS Uniphase

Operational Excellence—Focus on Fundamentals

- Dual headquarters consolidated
- Chairman position consolidated
- Leadership consolidated
- Revised options plan and executive compensation
- Shedding excesses
- Centralization of corporate functions

Operational Excellence—Focus on Fundamentals

- Strong governance
  - Independence – Chairman, Board, Committees
  - Strong ethics policy
  - Clarity and transparency
- Stakeholder-aligned compensation practices
  - New stockholder-approved equity plan
  - Eliminates "evergreen" plan
  - Introduces performance requirements
  - Caps annual equity allocation to top five execs at 5% of total
  - Align with customer satisfaction, quality

Global Realignment Program


Closing and Consolidating Manufacturing Operations
45
40
35
30
25
20
15
10
5
0
Apr-01
Dec-01
Jul-02
Jun-03
Sep-03


Reducing Global Workforce
35000
30000
25000
20000
15000
10000
5000
0
Feb-01
Jun-01
Jan-02
Jul-02
Dec-02
Jun-03
Sep-03

JDS Uniphase

Global Realignment Program

($billions)	Q1FY04	To Come[1]	Total[1]
Costs	1.1	0.1	1.2
Annual Savings	1.2	0.1	1.3

[1]Estimate

Quarterly Revenue



300
250
200
150
100
50
0
$ millions
Communications
Thin Film Products
October 23th 2003 Guidance
for Dec-03 $140M-150M
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03

JDS Uniphase

Quarterly Bookings



Millions
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

Revenue and Operating Income/Loss (GAAP)


Millions
300
200
100
0
-100
-200
-300
-400
-500
-600
Total Revenue
Operating Loss
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

JDS Uniphase

Gross Margin and Operating Expenses (GAAP)


Millions
300%
250%
200%
150%
100%
50%
0%
-50%
Operating Expenses (% of Revenue)
Gross Margin
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

Non-GAAP EBITDA



Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
(10.0)
(20.0)
(30.0)
(40.0)
(50.0)
(60.0)
(70.0)
(80.0)
(90.0)

Quarterly GAAP Loss/Revenue


Comparative Quarterly
GAAP Loss/Revenue
0%
-20%
-40%
-60%
-80%
-100%
-120%
-140%
-160%
-180%
JDS Uniphase
Competitors and Others


JDS Uniphase
Quarterly GAAP Loss/Revenue
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
0%
-50%
-100%
-150%
-200%
-250%
-300%

JDS Uniphase

Historical Accuracy


Revenue Guidance
350
300
250
200
150
100
Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03


Non-GAAP EPS Guidance
0.00
(0.01)
(0.02)
(0.03)
(0.04)
(0.05)
(0.06)
(0.07)
(0.08)
(0.09)
Sep-02 Dec-02 Mar-03 Jun-03 Sep-03

JDS Uniphase

Drive Toward Profitability

- Reach non-GAAP EBITDA break-even cost structure for quarterly revenues of:
  - $200M by December 2003
  - $170M by June 2004
- Completion of Global Realignment Program
- Opportunities for further improvement
- Focus on cash and return on invested capital
  - Divest unnecessary assets
  - Convertible debt offering
  - Reduce and convert external equity positions

Focus on Cash and ROIC

($millions)	Q1-Q4	Change from Q403
Cash & Short-Term Investments	$1,160	$ (74)
Total Assets	$2,059	$ (79)
Total Liabilities	$ 390	$ (77)
Shareholder Equity	$1,670	$ (2)
Working Captial	$1,080	$ (13)
Days Sales A/R	65 days	(10) days
Inventory Turns	6.2 turns	0.4 turns

Summary

- JDS Uniphase strategically positioned for growing market opportunities
- Transition completed
- Deliberate march, posture for stabilization
- Focus on fundamentals
  - Customer driven
  - Achieve profitability
  - Generate cash and ROIC

An Investment in JDS Uniphase

- Is an investment in the technology of light
- Is an investment in an increasingly networked world
- Is an investment in the value of enriched visual and visual+audio for learning, communication, business, and entertainment


JDS Uniphase